UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

Strategic Storage Trust VI, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56545	85-3494431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Strategic Storage Trust VI, Inc. (the “Company”) recently filed a Post-Effective Amendment to Registration Statement on Form S-11 (Reg. No. 333-256598) with the U.S. Securities and Exchange Commission (the “SEC”) to revise its offering of up to $1.095 billion in shares of common stock (the “Offering”), including $95.0 million of shares offered under the Company’s distribution reinvestment plan (the “DRP”). As described in more detail below, effective November 1, 2023, the Company has reclassified certain authorized and unissued shares of its common stock into two new classes of common stock: Class Y shares of common stock, $0.001 par value per share (the “Class Y Shares”), and Class Z shares of common stock, $0.001 par value per share (the “Class Z Shares”). The Company has ceased offering Class A shares of common stock, $0.001 par value per share (the “Class A Shares”), Class T shares of common stock, $0.001 par value per share (the “Class T Shares”), and Class W shares of common stock, $0.001 par value per share (the “Class W Shares”), in the primary portion of the Offering and is now offering Class Y Shares and Class Z Shares. In connection with these changes to the Offering, the Company has amended its charter and entered into and amended certain agreements, as described below.

Amendment No. 2 to Dealer Manager Agreement

On October 17, 2023, with an effective date of November 1, 2023, the Company and Pacific Oak Capital Markets, LLC, the Company’s dealer manager (the “Dealer Manager”), entered into Amendment No. 2 to the Dealer Manager Agreement and Participating Dealer Agreement (“Amendment No. 2 to the Dealer Manager Agreement”), in order to, among other things, describe the fees paid by the Company to the Dealer Manager with respect to the sale of Class Y Shares and the Class Z Shares. Pursuant to Amendment No. 2 to the Dealer Manager Agreement, the Company will pay the Dealer Manager upfront sales commissions in the amount of 3.0% of the gross proceeds of the Class Y Shares sold and dealer manager fees in the amount of 3.0% of the gross proceeds of the Class Y Shares sold in the primary portion of the Offering. However, as described below, SmartStop REIT Advisors, LLC, the Company’s sponsor (the “Sponsor”), has agreed to fund the payment of all upfront sales commissions and dealer manager fees, subject to the limitations described in “Sponsor Funding Agreement” below. In addition, the Company has agreed to pay the Dealer Manager a monthly stockholder servicing fee that will accrue daily in an amount equal to 1/365th of 1.0% of the purchase price per share of Class T Shares and Class Y Shares sold in the primary portion of the Offering, and a monthly dealer managing servicing fee that will accrue daily in an amount equal to 1/365th of 0.5% of the purchase price per share of Class W Shares and Class Z Shares sold in the primary portion of the Offering.

The Company will cease paying the stockholder servicing fee on any Class T Share and Class Y Share on the earlier of: (i) the date the Company lists its shares on a national securities exchange, merges or consolidates with or into another entity, or sells or disposes of all or substantially all of its assets, (ii) the date at which the aggregate underwriting compensation from all sources equals 10.0% of the gross proceeds from the sale of Class A Shares, Class T Shares, Class W Shares, Class Y Shares, and Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the DRP), which calculation shall be made by the Company with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, (iii) with respect to a particular Class T Share or Class Y Share, the third anniversary of the issuance of the share; and (iv) the date that such Class T Share or Class Y Share is redeemed or is no longer outstanding. The Company will cease paying the dealer manager servicing fee on any Class W Share and Class Z Share on the earlier of (i) the date the Company lists its shares on a national securities exchange, merge or consolidate with or into another entity, or sell or dispose of all or substantially all of our assets, (ii) the date at which the aggregate underwriting compensation from all sources equals 10.0% of the gross proceeds from the sale of Class A Shares, Class T Shares, Class W Shares, Class Y Shares, and Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the DRP), which calculation shall be made by the Company with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, (iii) the end of the month in which the aggregate underwriting compensation paid in the primary portion of the Offering with respect to Class W shares and Class Z Shares, comprised of the dealer manager servicing fees and the dealer manager support set forth in the Dealer Manager Agreement, equals 9.0% of the gross proceeds from the sale of Class W shares and Class Z Shares in the primary portion of the Offering (i.e., excluding proceeds from sales pursuant to the DRP), which calculation shall be made by the Company with the assistance of the Dealer Manager commencing after the termination of the primary portion of the Offering, and (iv) the date that such Class W share or Class Z Share is redeemed or is no longer outstanding.

Sponsor Funding Agreement

On November 1, 2023, the Company entered into a sponsor funding agreement (the “Sponsor Funding Agreement”) by and among the Company, Strategic Storage Operating Partnership VI, L.P., the Company’s operating partnership (the “Operating Partnership”), and the Sponsor pursuant to which the Sponsor has agreed to fund the payment of (i) the upfront 3% sales commission for the sale of Class Y Shares, (ii) the upfront 3% dealer manager fee for the Class Y Shares, and (iii) the estimated 1% organization and offering expenses for the sale of Class Y Shares and Class Z Shares. In addition, the Sponsor has agreed to reimburse the Company in cash to cover the dilution from the one-time stock dividends described below. The Sponsor Funding Agreement will terminate immediately upon the date that the Company ceases to offer Class Y Shares and Class Z Shares in the Offering.

In consideration for the Sponsor providing the funding for the front-end sales load described above and the cash to cover the dilution from the stock dividends described below, the Operating Partnership will issue a number of Series C Units (as defined below) to the Sponsor equal to the dollar amount of such funding divided by the then-current offering price (initially $9.30 per share) for the Class Y Shares and Class Z Shares sold in the Offering. Pursuant to the Sponsor Funding Agreement, the Sponsor shall reimburse the Company monthly within 30 days after the end of each calendar month for the applicable front-end sales load it agreed to fund, and the Operating Partnership shall issue the Series C Units on a monthly basis, effective as of the respective funding date.

Amendment No. 3 to Second Amended and Restated Limited Partnership Agreement

On November 1, 2023, the Company entered into Amendment No. 3 to the Second Amended and Restated Limited Partnership Agreement (“Amendment No. 3 to the Operating Partnership Agreement”) of the Operating Partnership, in order to (i) establish two new classes of partnership units, Class Y partnership units and Class Z partnership units and provide that Class Y partnership units will be issued in connection with the Company’s contribution of net proceeds from the sale of Class Y Shares and Class Z partnership units will be issued in connection with the Company’s contribution of net proceeds from the sale of Class Z Shares; (ii) clarify any special allocations to classes of partnership units, including reduction of distributions on Class Y partnership units to pay the stockholder servicing fee with respect to the Class Y Shares and reduction of distributions on Class Z partnership units to pay the dealer manager servicing fee with respect to the Class Z Shares; and (iii) create Series C Subordinated Convertible Units of limited partnership interest in the Operating Partnership (the “Series C Units”) having economic terms and designations, powers, preferences, rights and restrictions as set forth in Amendment No. 3 to the Operating Partnership Agreement. The Series C Units shall initially have no distribution, voting, liquidation, or other rights to participate in the Operating Partnership unless and until such Series C Units are converted into Class A Units of limited partnership interest in the Operating Partnership (the “Class A Units”). The Series C Units shall automatically convert into Class A Units on a one-to-one basis upon the Company’s disclosure of an estimated net asset value per share equal to at least $10.00 per share for each of the Class A Shares, Class T Shares, Class W Shares, Class P shares of common stock, $0.001 par value per share (the “Class P Shares”), Class Y Shares, and Class Z Shares calculated net of the value of the Series C Units to be converted.

The foregoing summaries of Amendment No. 2 to the Dealer Manager Agreement, the Sponsor Funding Agreement, and Amendment No. 3 to the Operating Partnership Agreement do not purport to be complete and are qualified in their entirety by reference to Amendment No. 2 to the Dealer Manager Agreement, the Sponsor Funding Agreement, and Amendment No. 3 to the Operating Partnership Agreement, respectively, copies of which were filed as Exhibits 1.1, 10.1, and 10.2, respectively, to Post-Effective Amendment No. 4 to the Company’s registration statement on November 1, 2023, and are incorporated by reference in this Current Report on Form 8-K (this “Current Report”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2023, the Company filed Articles Supplementary (“Articles Supplementary”) to the Company’s First Articles of Amendment and Restatement, as amended, pursuant to which, effective as of November 1, 2023, the Company reclassified 200,000,000 authorized but unissued Class T Shares as new Class Y Shares, and reclassified 70,000,000 authorized but unissued Class A Shares as new Class Z Shares. The Class Y Shares and Class Z Shares have similar voting rights and rights upon liquidation to each other as well as to the Class A shares, Class P Shares, Class T shares, and Class W shares, although distributions are expected to differ to pay the stockholder servicing fee associated with the Class Y Shares and the dealer manager servicing fee associated with the Class Z

Shares. Following the reclassification of the Company’s common stock pursuant to the Articles Supplementary, the total number of Class A Shares, Class P Shares, Class T Shares, Class W Shares, Class Y Shares, and Class Z Shares which the Company has authority to issue is 700,000,000. There has been no increase in the authorized shares of stock of the Company effected by the Articles Supplementary.

The foregoing summary of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which was filed as Exhibit 3.1 to Post-Effective Amendment No. 4 to the Company’s registration statement on November 1, 2023, and is incorporated by reference in this Current Report.

Item 8.01. Other Events.

Amendment and Restatement of Distribution Reinvestment Plan

On October 2, 2023, the Company’s board of directors approved the Second Amended and Restated Distribution Reinvestment Plan (the “Second Amended and Restated DRP”) of the Company to include, as eligible participants, stockholders holding Class Y Shares and stockholders holding Class Z Shares. The Second Amended and Restated DRP will replace the current DRP. The DRP was also amended and restated to state that the purchase price for shares pursuant to the Second Amended and Restated DRP shall be $9.30 per share for all classes of shares. This Current Report serves as the 10 days’ notice of the amendment per the terms of the DRP. The Second Amended and Restated DRP will be effective as of November 11, 2023.

The foregoing summary of the Second Amended and Restated DRP does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated DRP, a copy of which was filed as Exhibit 10.6 to Post-Effective Amendment No. 3 to the Company’s registration statement on October 4, 2023, and is incorporated herein by reference.

Amendment to the Share Redemption Program

On October 2, 2023, the Company’s board of directors approved an amendment to the Company’s share redemption program (the “SRP”). Pursuant to the SRP, as amended, until the Company establishes a net asset value per share, the redemption price per share will depend on the class of shares purchased and whether such shares were purchased in the Offering or the Company’s private offering, among other factors. For Class A Shares, Class T Shares, Class W Shares, Class Y Shares, and Class Z Shares, the redemption price per share will be equal to 93% of the net investment amount, which net investment amount will initially be the $9.30 primary offering price, until the Company conducts its first net asset value per share calculation. Thereafter, the redemption price per share will be equal to 93% of the then-current estimated net asset value per share for such class of shares once the Company’s board of directors approves such an estimated net asset value per share. For the Class P Shares, the redemption price per share will continue to depend on the length of time such shares have been held, as described further in the Company’s prospectus.

This Current Report serves as the 30 days’ notice requirement for the amendment to the SRP described above. These changes will take effect December 1, 2023 for redemption requests made as of the end of the fourth quarter and for all subsequent redemptions thereafter.

Stock Dividends

On November 1, 2023, the Company’s board of directors declared (a) a one-time stock dividend of 0.11075 Class A Shares per Class A Share outstanding to holders of record of Class A Shares as of November 15, 2023, (b) a one-time stock dividend of 0.07526 Class T Shares per Class T Share outstanding to holders of record of Class T Shares as of November 15, 2023, and (c) a one-time stock dividend of 0.01075 Class W Shares per Class W Share outstanding to holders of record of Class W Shares as of November 15, 2023. The Company intends to issue these stock dividends on or about November 22, 2023. These stock dividends will be issued to provide such stockholders who purchased Class A Shares, Class T Shares, or Class W Shares in the public offering the same number of shares of the applicable class as they would have received if they purchased their shares at a price of $9.30 per share, the offering price of Class Y Shares and Class Z Shares in the Offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Amendment No. 2 to the Dealer Manager Agreement, incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11, filed on November 1, 2023, Commission File No. 333-256598

3.1	Articles Supplementary of Strategic Storage Trust VI, Inc., incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11, filed on November 1, 2023, Commission File No. 333-256598

10.1	Amendment No. 3 to the Second Amended and Restated Limited Partnership Agreement of Strategic Storage Operating Partnership VI, L.P., dated as of November 1, 2023, incorporated by reference to Exhibit 10.1 to Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11, filed on November 1, 2023, Commission File No. 333-256598

10.2	Sponsor Funding Agreement, dated as of November 1, 2023, incorporated by reference to Exhibit 10.2 to Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form S-11, filed on November 1, 2023, Commission File No. 333-256598

10.3	Second Amended and Restated Distribution Reinvestment Plan, incorporated by reference to Exhibit 10.6 to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form S-11, filed on October 4, 2023, Commission File No. 333-256598

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST VI, INC.

Date: November 1, 2023	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer